SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                  June 30, 1997



                              URT INDUSTRIES, INC.
             (Exact Name of Registrant as specified in its charter)


            Florida                          0-6882              59-1167907
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)             File No.)        Identification No.)


   1180 East Hallandale Beach Blvd., Hallandale, Florida           33009
        (Address of principal executive offices)                 (Zip Code)


  Registrant's Telephone number, including area code:             (954) 454-5554



                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5


     The registrant's Report on Form 10-Q for the quarter ended June 30, 1997 had been scheduled to be filed on or before August 12, 1997. The registrant filed a Form 12b-25 (Notification of Late Filing) on August 12, 1997 with respect to such Form 10-Q. The registrant has been delayed in obtaining financial data which it requires in order to complete such Form 10- Q, but anticipates that the required filing will be made on or before August 28, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     URT INDUSTRIES, INC.
                                                         Registrant


                                               By:        s/Jason Wolk
                                                   ----------------------------
                                                     Executive Vice-President


Date: August 21, 1997